Offerings - Offering: 1	Apr. 11, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	875
Proposed Maximum Offering Price per Unit | shares	1,000
Maximum Aggregate Offering Price | $	$ 875,000
Fee Rate	0.01531%
Amount of Registration Fee | $	$ 133.96
Offering Note
[1]	Fee Per Rule 457(r)